UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): December 20, 2007

Highbury Financial Inc.
(Exact name of Registrant as Specified in its Charter)

 Commission File Number: 000-51682

Delaware	20-3187008
(State of Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

999 Eighteenth Street, Suite 3000
Denver, CO 80202
(Address of Principal Executive Offices, Including Zip Code)

(303) 357-4802
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 20, 2007, Highbury Financial Inc. (“Highbury”) issued a press release attached hereto as Exhibit 99.1 announcing that its Board of Directors approved a Securities Repurchase Program authorizing the use of up to $5,000,000 to acquire shares of Highbury common stock, Highbury warrants or a combination thereof in the open market or in any private transaction, from time to time and in accordance with applicable laws, rules and regulations. As of December 15, 2007, Highbury had 9,527,000 shares of common stock and 15,820,000 warrants outstanding. The Securities Repurchase Program will be in effect until December 31, 2008 and may be suspended, from time to time and in accordance with applicable laws, rules and regulations, for business reasons or for other reasons.

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
99.1	Press Release issued by Highbury dated December 20, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHBURY FINANCIAL INC.

By:	/s/ Richard S. Foote
Richard S. Foote President and Chief Executive Officer

Date: December 20, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Highbury dated December 20, 2007.